EXHIBIT 10.1

Leading the world in emission solutions

March 21, 2014

Kanis S.A.

c/o SGA Nominees Limited

235 Old Marylebone Road

London NW1 5QT

Dear Dr. Kanis:

This letter reflects our agreement regarding the Amended 8% Subordinated Convertible Promissory Note (the “Note”), which is attached to this letter.

As amended on February 16, 2012, the Note provides that maturity of the Note may be accelerated at the Holder’s election to a date not earlier than May 12, 2013.

Kanis S.A. hereby acknowledges and confirms that it will not elect to accelerate the maturity of the Note prior to July 1, 2015.

Please sign and return this letter to us indicating your agreement.

We thank you for your continued support of Clean Diesel Technologies, Inc.  If you have any questions, or would like to discuss any of the documents, please do not hesitate to contact me.

Sincerely,

CLEAN DIESEL TECHNOLOGIES, INC. By:/s/Nikhil A. Mehta Nikhil A. Mehta Chief Financial Officer

Agreed and Affirmed:

By:/s/Iryna Vale

Iryna Vale for Marek Services LLC

Company Secretary

Kanis S.A.

21 March 2014

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